                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Applied Innovation Inc. (the "Company"), hereby appoints Gerard B. Moersdorf, Jr., Michael P. Keegan and Curtis A. Loveland as his attorneys, or any of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 500,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Company's Employee Stock Purchase Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 26th day of September, 2002.


/s/ Gerard B. Moersdorf, Jr.    Chairman, President and Chief Executive Officer
----------------------------    (Principal Executive Officer)
    Gerard B. Moersdorf, Jr.


/s/ Michael P. Keegan           Vice President, Chief Financial
----------------------------    Officer and Treasurer
    Michael P. Keegan           (Principal Financial and Accounting Officer)


/s/ Michael J. Endres           Director
----------------------------
    Michael J. Endres


/s/ Thomas W. Huseby            Director
----------------------------
    Thomas W. Huseby


/s/ William H. Largent          Director
----------------------------
    William H. Largent


/s/ Curtis A. Loveland          Director
----------------------------
    Curtis A. Loveland


/s/ Gerard B. Moersdorf, Sr.    Director
----------------------------
    Gerard B. Moersdorf, Sr.


/s/ Richard W. Oliver           Director
----------------------------
    Richard W. Oliver


/s/ Alexander B. Trevor         Director
----------------------------
    Alexander B. Trevor